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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934



                                February 25, 1998
                                 Date of Report
                        (Date of earliest event reported)



                         Commission File Number 0-27574

                              POWERCERV CORPORATION
             (Exact name of registrant as specified in its charter)


                 FLORIDA                           59-3350778
      (State or other jurisdiction of            (I.R.S. Employer
      incorporation or organization)            Identification No.)



            400 NORTH ASHLEY DRIVE, SUITE 2700, TAMPA, FLORIDA 33602
                    (Address of principal executive offices.)

                                 (813) 226-2600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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                       INFORMATION INCLUDED IN THIS REPORT


Items 1 through 4, 6 and 8 Not Applicable.

Item 5.  Other Events.

         Reference is made to the press release issued to the public by the registrant on February 25, 1998, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1     Text of press release dated February 25, 1998.























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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POWERCERV CORPORATION
                                    (Registrant)


Date:  February 25, 1998            By:   /s/ Stephen M. Wagman
                                          ------------------------------------
                                          Stephen M. Wagman
                                          Senior Vice President and Secretary



















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INDEX TO EXHIBITS

Exhibit Document                                                        Page

99.1     Text of press release dated February 25, 1998................   5

























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